Exhibit 99.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the filing of eClickMD, Inc. and Subsidiaries (the "Company") Quarterly Report on Form 10-QSB/A for the period ending March 31, 2003 with the Securities and Exchange Commission on the date hereof (the "Report"), I, Neil Burley, Chief Financial Officer of the Company, certify, pursuant to the 18 U.S.C. (SS) 1350, as adopted pursuant to (SS) 906 of the Sarbanes-Oxley Act of 2002, that:

              (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934

              (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Neil Burley
-----------------------

Chief Financial Officer
June 27, 2003

                                       22